SUPPLEMENT TO THE FIDELITY EXPORT FUND
PROSPECTUS
DATED OCTOBER 18, 1996
The Board of Trustees of Fidelity Export Fund authorized the adoption of a redemption fee of 0.75% of the amount redeemed on shares held less than 90 days. The fee is applicable to those shares purchased on or after February 1, 1997.
The following information replaces the corresponding section under "Expenses" on page 4.
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy or sell shares of a fund. In addition, you may be charged an annual account maintenance fee if your account balance falls below $2,500. Lower sales charges may be available for accounts over $250,000. See "Transaction Details," pages 23 to 26, for an explanation of how and when these charges apply.
Maximum sales charge on purchases                             3.00
(as a % of offering price)                                    %

Maximum sales charge on reinvested distributions              None

Deferred sales charge on redemptions                          None

Exchange fee                                                  None

Redemption fee on shares held less than 90 days for shares    0.75
purchased on or after February 1,    1997                     %

Annual account maintenance fee (for accounts under $2,500)    $12.0
                                                              0

The following information supplements information in the section entitled "Transaction Details" beginning on page 23.
THE REDEMPTION FEE, if applicable, will be deducted from the amount of your redemption. This fee is paid to the fund rather than FMR, and it does not apply to shares that were acquired through reinvestment of distributions. If shares you are redeeming were not all held for the same length of time, those shares you held longest will be redeemed first for purposes of determining whether the fee applies.
   The following information replaces similar information found on page 16:
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT  $2,500
For Fidelity IRA, Rollover IRA, SEP-IRA and Keogh accounts  $500
TO ADD TO AN ACCOUNT  $250
For Fidelity IRA, Rollover IRA, SEP-IRA and Keogh accounts $250
Through regular investment plans* $100
MINIMUM BALANCE $1,000
For Fidelity IRA, Rollover IRA, SEP-IRA and Keogh  accounts $500
* FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO INVESTOR SERVICES, PAGE 20.
These minimums may vary for investments through Fidelity Portfolio Advisory Services. There is no minimum account balance or minimum initial or subsequent investment for certain retirement accounts funded through salary reduction, or accounts opened with the proceeds of distributions form such Fidelity retirement accounts. Refer to the program materials for details. The following information replaces similar information found on page 28:
    8. If you are a current or former trustee or officer of a Fidelity fund or a current or retired officer, director, or regular employee of FMR Corp. or Fidelity International Limited or their direct or indirect subsidiaries (a Fidelity trustee or employee), the spouse of a Fidelity trustee or employee, a Fidelity trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity trustee or employee.

FIDELITY EXPORT FUND
A FUND OF FIDELITY UNION STREET TRUST
SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED OCTOBER 18, 1996

The following information replaces the similar information found in the "Additional Purchase and Redemption Information" section on page 15.
9. to shares purchased by a current or former Trustee or officer of a Fidelity fund or a current or retired officer, director, or regular
employee of FMR Corp. or    FIL or their     direct or indirect
subsidiaries (a Fidelity Trustee or employee), the spouse of a Fidelity Trustee or employee, a Fidelity Trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee;
11. to shares purchased by contributions and exchanges to the following prototype or prototype-like retirement plans sponsored by FMR Corp. or FMR and that are marketed and distributed directly to plan sponsors or participants without any intervention or assistance from any intermediary distribution channel: The Fidelity IRA, the Fidelity Rollover IRA, The
Fidelity SEP-IRA and SARSEP, The Fidelity SI   MPLE IR    A, The Fidelity
Retirement Plan, Fidelity Defined Benefit Plan, The Fidelity Group IRA, The Fidelity 403(b) Program, The Fidelity Investments 401(a) Prototype Plan for Tax-Exempt Employers, and The CORPORATEplan for Retirement (Profit Sharing and Money Purchase Plan);